SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

NOTE 9 – SUBSEQUENT EVENTS

a)

On August 12, 2024, the Company closed its previously announced private placement for gross proceeds of approximately $2,395, at a purchase price of $0.35 per common share and $0.3499 per pre-funded warrant. The Company issued a total of 4,147,326 common shares and pre-funded warrants to purchase up to 2,697,168 common shares, with each pre-funded warrant having an exercise price of $0.001 per share. Each pre-funded warrant has an exercise price of $0.001 per share and will expire when exercised in full.

Certain directors and officers of the Company purchased $420 value of common shares in the private placement. In connection with the closing, the Company will issue certain non-U.S. residents 451,559 common shares as finders fees.

b)

On August 1, 2024, the Company received a formal notice from the Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that it has regained compliance with the market value of listed securities (“MVLS”) requirement under Nasdaq Listing Rule 5550(b)(2) (the “Rule”) for continued listing on the Nasdaq Capital Market. As previously reported, the Company was notified by Nasdaq on April 24, 2024, that it was not in compliance with Nasdaq’s Capital Market requirement because it failed to maintain a MVLS of at least $35 million for a period of 30 consecutive business days. To regain compliance with the Rule, the Company was required to maintain a MVLS of at least $35 million for a certain number of consecutive trading days. This requirement was met on July 31, 2024, the 14th consecutive trading day when the MVLS was at least $35 million.

The Company must still demonstrate compliance with Listing Rule 5550(a)(2), the Bid Price Rule, by October 21, 2024. In the event the Company does not regain compliance by October 21, 2024, the Company may be eligible for an additional 180 calendar day grace period. The Company intends to monitor its bid price between now and October 21, 2024, and intends to cure the deficiency within the prescribed grace period. During this time, the Company expects that the common shares of the Company will continue to be listed and trade on Nasdaq. The Company’s management is looking into various options available to regain compliance and maintain its continued listing.

c)	On August 12, 2024, the Company announced the appointment of Mr. Alan Rootenberg to the position of Chief Financial Officer, effective immediately. The Company wishes to thank Gadi Levin for his service as Chief Financial Officer and wish him the best as he continues with his other business endeavours, including continued consulting services to the Company. Mr. Rootenberg has over 45 years of accounting and financial services experience, having also served as the chief financial officer of other publicly listed companies. In addition, Mr. Rootenberg has a BCom CPA designation. In connection with his appointment as Chief Financial Officer, Mr. Rootenberg resigned from the audit committee of the board of directors and was replaced by director Adi Vazan.